EATON VANCE AMT-FREE MUNICIPAL INCOME FUND Supplement to Prospectus dated May 1, 2010

1. The following replaces the first paragraph under "Principal Investment Strategies" under "Fund Summary":

Under normal market circumstances, the Fund invests at least 80% of its net assets in obligations (including notes and tax-exempt commercial paper) issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (the “80% Policy”). The Fund will not invest in an obligation if the interest on that obligation is subject to the federal alternative minimum tax. At least 65% of net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser ("junk bonds"). The Fund may invest in securities in any rating category, including those in default. The Fund may purchase derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts).

2. The following replaces "Sector Risk" under "Principal Risks" under "Fund Summary":

Sector Concentration Risk. Because the Fund may concentrate its investments in certain types of municipal obligations and may concentrate in certain sectors, the value of Fund shares may be affected by events that adversely affect that sector or type of obligation and may fluctuate more than that of a less concentrated fund.

May 10, 2010	4566-5/10	MBPS